SAFE PRO GROUP
Safety with Confidence

Safe Pro Innovation Day

AI-Powered Threat Detection & Mapping Solutions for the Modern Battlefield

August 25,2026

Nasdaq -Listed: SPAI







SAFE PRO GROUP
Safety with Confidence

FORWARD-LOOKING STATEMENT

Some of the statements in this presentation may be deemed "forward-looking statements" within the meaning of applicable federal securities laws. All statements, other than statements of historical facts, that address activities, events or developments that Safe Pro Group expects, projects, believes or anticipates will or may occur in the future, including, without limitation, potential future revenues and cash flows, general industry conditions, future operating results of Safe Pro Group, capital expenditures, expansion and growth opportunities, business strategy, ability to pay dividends and other such matters, are forward-looking statements. Forward-looking statements relate to future events, future expectations, plans and prospects. Although Safe Pro Group believes the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements, because these assumptions are inherently subject to significant uncertainties and contingencies that are difficult or impossible to predict and are beyond its control, Safe Pro Group can provide no assurance that it will achieve or accomplish these expectations, beliefs or projections. Safe Pro Group has attempted to identify forward-looking statements by terminology including "believes," "estimates," "anticipates," "expects," "plans," "projects," "intends," "potential," "may," "could," "might," "will," "should," "approximately" or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including market and other conditions. Any forward-looking statements contained in this presentation speak only as of its date. Safe Pro Group undertakes no obligation to update any forward-looking statement, whether written or oral, contained in this presentation to reflect events or circumstances occurring after its date or to reflect the occurrence of unanticipated events, or to conform these forward-looking statements to Safe Pro Group's actual results, except as required by law.

SAFE PRO GROUP
Safety with Confidence

TODAY'S AGENDA

- OPENING REMARKS
- CORPORATE & TECHNOLOGY PORTFOLIO OVERVIEW
- GROWTH STRATEGY
- OPERATIONAL OVERVIEW
- AI DEMONSTRATION
- AERIAL SERVICES
- BALLISTIC PROTECTION
- Q&A SESSION #1
- LIVE TECHNOLOGY DEMONSTRATION
- Q&A SESSION #2

CORPORATE & TECHNOLOGY PORTFOLIO OVERVIEW

SAFE PRO GROUP
Safety with Confidence



DAN ERDBERG
CHAIRMAN AND CEO

CORPORATE OVERVIEW

SAFE PRO AI

AI COMPUTER VISION & MACHINE LEARNING

AUTOMATED PROCESSING OF DRONE-BASED IMAGERY FOR THREAT DETECTION & MAPPING

AIRBORNE RESPONSE

MISSION-CRITICAL AERIAL MANAGED SERVICES

AI ANALYTICS AND SERVICES FOR PUBLIC SAFETY, CRITICAL INFRASTRUCTURE INSPECTION & DISASTER RESPONSE

SAFE PRO USA

BALLISTIC PROTECTION

BULLET & BLAST RESISTANT PERSONAL PROTECTION EQUIPMENT

A Layered Approach to Safety for Defense and Security Integrating Artificial Intelligence and Remote Sensing, Mission-Critical Drone Services and Advanced, "Made in the USA" Ballistic Protective Products

SAFE PRO GROUP
Safety with Confidence

CORPORATE EVOLUTION


Nasdaq Congratulates
Safe Pro Group Inc.
On their First Day of Trading
SAFE PRO GROUP
SPAI
Nasdaq

- **Founded the company in December 2021**
- **Rolled-up three companies over 2 years**
  - Safe Pro AI (Mar. 2023)
  - Airborne Response (Aug. 2022)
  - Safe-Pro USA (Jun. 2022)
- **Completed IPO listing on Nasdaq** (Aug. 2024)
- **Raised over $24 million through strategic investments** (Aug./Oct. 2025)
- **Commercialized AI products with first government contract** (Feb. 2026)

PATENTED AI SOFTWARE PORTFOLIO

FROM THE AIR TO THE GROUND

InFlight





ARCHITECTURE:	Software
PLATFORMS:	UAS/Drones
DEPLOYMENT:	Embedded AI-powered real-time threat detection software
REVENUE MODEL:	Annual software license per drone

RoadSight





ARCHITECTURE:	Hardware + Software
PLATFORMS:	Ground Vehicles & UGVs
DEPLOYMENT:	Bolt-on sensor + AI-powered real-time threat detection software
REVENUE MODEL:	Hardware + annual software license per vehicle

OnSight





ARCHITECTURE:	Hardware + Software
PLATFORMS:	UAS/Drones
DEPLOYMENT:	GPU laptop for AI-powered threat detection + 2D/3D mapping on the edge
REVENUE MODEL:	Hardware + annual software upgrade

NODE





ARCHITECTURE:	Hardware + Software
PLATFORMS:	UAS/Drones
DEPLOYMENT:	Edge compute + AI-powered threat detection + 2D/3D mapping
REVENUE MODEL:	Hardware + annual software upgrade

Spotlight



ARCHITECTURE:	Cloud / Online
PLATFORMS:	UAS/Drones
DEPLOYMENT:	Hyperscaleable AI-powered imagery processing + 2D/3D mapping
REVENUE MODEL:	SaaS/Usage-based

GROWTH STRATEGY



BRIAN MACK
CHIEF GROWTH OFFICER

BUILDING U.S. GOVERNMENT MOMENTUM

RAPID EXPANSION OF PIPELINE ACROSS MARKET

- **$5 million in U.S. Army awards year-to-date**
- **Ukraine → U.S. Army → Expanding**
  - U.S. Airforce
  - U.S. Department of State
- **Engaging with domestic and international defense sector**

U.S.ARMY

U.S. AIR FORCE

DEPARTMENT OF STATE · UNITED STATES OF AMERICA

UNITED STATES SPECIAL OPERATIONS COMMAND

NATO OTAN

MARINES

FOCUS AREAS

SAVING LIVES AND EQUIPMENT FROM THE AIR AND GROUND

AERIAL PLATFORMS



MANNED & UNMANNED GROUND VEHICLES (UGVs)



Generational Opportunity for Autonomous Robotics - DoW and Allied Nations Overhauling Military Forces Focused on Drones and UGVs

SAFE PRO GROUP
Safety with Confidence

GOVERNMENT - SEEDING NEW LANDS

EXPANDING USE CASES AND BUYERS

- **U.S. AIR FORCE**
  - Airfield assessment
- **U.S. ARMY CORPS OF ENGINEERS (USACE)**
  - Range clearance
  - Environmental and Infrastructure
- **OFFICE OF WEAPONS REMOVAL & ABATEMENT (WRA), DEPARTMENT OF STATE**
- **NATO**
- **SOCOM**

US Army Corps of Engineers®

SAFE PRO GROUP
Safety with Confidence

OPERATIONAL OVERVIEW



JARRET MATHEWS, COLONEL (RET.)
CHIEF OPERATING OFFICE

SPECIAL OPERATIONS (SOF) TO COMMERCIAL OPERATIONS

BUILDING-OUT SPAI OPS INFRASTRUCTURE

- **OPS TEAM**
- **PROGRAM MANAGERS**
- **TIGER TEAMS**
- **WHERE WE ARE GOING**
  - EXPANDING THE OPS TEAM
  - SUPPORT ADDITIONAL PRIMES
  - EXPANDING INTERNATIONALLY (OCONUS)

OPERATIONAL SUCCESS

TRANSFORMATION IN CONTACT (TIC) 2.0

WHERE: Fort Hood, Texas

WHY:

- Sponsorship provided Safe Pro the opportunity to demonstrate SpotlightAI's relevance to the U.S. Army's Autonomous Breaching requirement

OUTCOME:

- Validated SPAI's ability to deliver terrain, obstacle, and threat intelligence in support of commander decision-making before, during, and after the breach
- Also demonstrated that SpotlightAI could be effectively employed by junior soldiers and operate reliably across a range of field conditions and mission applications
- SpotlightAI emerged as a leading candidate for mine detection in the U.S. military ecosystem



OPERATIONAL SUCCESS

SUMMIT STRIKE

WHERE: Fort Drum, New York

WHY:

- Capability exercise was the first known AI-enabled sUAS drone survey of a 155m deployed FASCAM minefield to demonstrate the relevance and effectiveness of SpotlightAI in the Autonomous Breech Mission

OUTCOME:

- Spotlight AI's detection of a 155mm FASCAM minefield was pivotal, preventing the real-world destruction of the exercises' autonomous breaching vehicle and its explosive payload
- At higher command's request, SPAI swiftly re-tasked drones to survey the approach route, identifying mines on the approach
- These actions allowed the command to rapidly adjust the route and continue the mission—just as in a combat scenario—preserving lives, equipment, and enabling mission success



OPERATIONAL SUCCESS

PROJECT CONVERGENCE - CAPSTONE 6

WHERE: National Training Center (NTC) Fort Irwin, California

WHY:

- Sponsorship provided Safe Pro with the opportunity to support the UK RAS BDE's Terrain Shaping Operations (TSO) to enable battlefield decision making and demonstrate direct application in future TSO requirements

OUTCOME:

- SPAI's terrain and hazard intelligence was delivered through GD-MS's Geo-Suite and Cenith's PATH planning tools to support commander decision-making
- SpotlightAI surveyed drone and Volcano-emplaced scatterable minefields, identifying significant unintended passable gaps, important because current U.S. Army TSO capability development initiatives do not include a minefield detection and mapping requirement
- Demonstrated both the effectiveness of SpotlightAI's detection and mapping capabilities and ability to integrate seamlessly with TSO-selected primes
- The results highlight a direct operational need to update current TSO requirements to include detection, verification, and mapping of emplaced obstacle systems



SAFE PRO GROUP
Safety with Confidence

AI DEMONSTRATION



SAFE PRO AI

DR. JASPUR BAUR
CHIEF SCIENTIST

AERIAL SERVICES



AIRBORNE® RESPONSE

CHRISTOPHER TODD, EMPS, CEM
PRESIDENT & FOUNDER
AIRBORNE RESPONSE

SAFE PRO GROUP
Safety with Confidence

FLORIDA'S CRITICAL INFRASTRUCTURE

BUILT BY PUBLIC SAFETY AND EMERGENCY MANAGEMENT PROFESSIONALS





FLIGHT CREW



WHAT THE PROGRAM DOES

- Inspection of critical infrastructure assets for utilities, power delivery, telecommunications, and insurance industries.
- Condition assessment via UAS imagery for both normal "Blue Sky" operations and storm response "Gray Sky" operations.
- Program started in 2017 with Hurricane IRMA and continues to evolve with specialized flight operations.

WHY IT'S WORKING

- Drone inspection typically cuts cost 50–75% versus helicopter patrol and finds defects at multiples of the rate of traditional ground inspection
- The core competency of energy and utility companies is not running a professional aviation program. As with line crews, contractors are needed to bolster resources, especially during gray skies.

SAFE PRO GROUP
Safety with Confidence

A PROVEN UTILITY RELATIONSHIP

A PATH FOR NATIONAL EXPANSION

TODAY

Florida's Largest Power Company

Proven Customer

Named among the nation's most drone-intensive utility programs

- Blue and gray sky, on-demand flight operations for condition assessment, storm response, marketing & communications, etc.
- One of 4 most drone-intensive utility programs in the U.S., per independent market analysis

→

NEAR-TERM

The Parent – The World's Largest Electric Utility Holding Company

Gross annual inspection spend across the Parent's full asset base

- ~95,000 T&D miles, 8,000–12,000 turbines, 100+ solar sites company-wide
- Its fleet spans ~32 states, Canada and Spain — beyond Florida footprint

→

LONG-TERM

U.S. Electric Grid

U.S. TAM for aerial T&D inspection; only ~24% penetrated today

- Distribution poles drive 55% of TAM — not transmission towers
- No independent provider holds meaningful share

BALLISTIC PROTECTION



SAFE PRO USA

PRAVIN BORKAR
PRESIDENT & FOUNDER
SAFE-PRO USA

ADVANCING ARMORED PROTECTION

AMERICAN-MADE SOLUTIONS TO EVOLVING THREATS

- **MEETING THE NEW NIJ .07 STANDARD**
  - Multiple ultra light/ultra thin plates undergoing NIJ certification testing
- **ADVANCED PROTECTION SOLUTIONS FOR AIRBORNE ASSETS**
  - New products in development for helicopters ahead of major upgrade cycle
- **INNOVATIVE DESIGNS FOR LAW ENFORCEMENT**
  - New line of highly mobile / tactical shields

GSA Advantage!
www.gsaadvantage.gov

Made In the U.S.A.

SBA
HUBZONE CERTIFIED SMALL BUSINESS


SAFE PRO USA





SAFE PRO GROUP INNOVATION DAY

QUESTIONS AND ANSWERS


SAFE PRO GROUP
Safety with Confidence
Nasdaq: SPAI